                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         NORTHSTAR COMPUTER FORMS, INC.
                          7130 NORTHLAND CIRCLE NORTH
                         BROOKLYN PARK, MINNESOTA 55428

                            ------------------------

                     NOTICE OF ANNUAL SHAREHOLDERS MEETING
                            TO BE HELD APRIL 3, 1997

                            ------------------------

TO:  The Shareholders of Northstar Computer Forms, Inc.:

    The annual meeting of the shareholders will be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402, on Thursday, April 3, 1997, at 3:30 p.m. for the following purposes:

    1. To elect a Board of six directors, each to hold office until the next Annual Shareholders Meeting or until their successors are elected;

    2. To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending October 31, 1997; and

    3. To take action on any other business that may properly come before the meeting.

    The Board of Directors has fixed the close of business on February 10, 1997 as the record date for the determination of shareholders entitled to vote at the meeting and any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Roger T. Bredesen, CHAIRMAN

Minneapolis, Minnesota
February 12, 1997

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                         NORTHSTAR COMPUTER FORMS, INC.
                          7130 NORTHLAND CIRCLE NORTH
                         BROOKLYN PARK, MINNESOTA 55428

                            ------------------------

                                PROXY STATEMENT
                               FEBRUARY 12, 1997

                            ------------------------

                                GENERAL MATTERS

SOLICITATION OF PROXIES

    This Proxy Statement, mailed on or about February 12, 1997, is furnished to shareholders of Northstar Computer Forms, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Thursday, April 3, 1997, or any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, special communications or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

VOTING, EXECUTION AND REVOCATION OF PROXIES

    Only stockholders of record at the close of business on February 10, 1997, will be entitled to vote. As of that date, the Company had 1,716,571 shares of Common Stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.

    If a proxy is properly executed and returned on time in the form enclosed, it will be voted at the meeting as specified. Where specification has not been made, it will be voted FOR the election of the nominees for Director, FOR ratification of the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent accountants for the year ending October 31, 1997, and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting. The presence in person or by proxy of the holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders, or 858,285 shares, constitutes a quorum for the transaction of business.

    A list of those shareholders entitled to vote at the Annual Meeting will be available for a period of 10 days prior to the Annual Meeting for examination by any shareholder at the Company's principal executive offices, 7130 Northland Circle North, Brooklyn Park, Minnesota, and at the Annual Meeting itself.

    Any proxy may be revoked at any time before it is voted by written notice to the Acting Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted.

                        SECURITY OWNERSHIP OF PRINCIPAL
                             HOLDERS AND MANAGEMENT

    The following table sets forth as of January 19, 1997 the number of shares of Common Stock beneficially owned by each person known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's capital stock by each director and by all executive officers and directors as a group. Except as otherwise indicated, the persons listed possess all voting and investment power with respect to the shares listed for them.

NAME AND ADDRESS                                              AMOUNT AND NATURE OF    PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP       CLASS
----------------------------------------------------------  ------------------------  -----------
Roger T. Bredesen.........................................     101,633 Shares(1)              6%
7130 Northland Circle North
Brooklyn Park, MN 55428

Roger T. Bredesen Income Trust A dated                         143,200 Shares                 8%
  June 29, 1990...........................................
E. Burke Hinds, Trustee
100 So. 5th Street, Suite 1100
Minneapolis, MN 55402

Roger T. Bredesen Income Trust B dated                         143,200 Shares                 8%
  June 29, 1990...........................................
Clarence J. Hynes, Trustee
1433 Utica Avenue So.
Minneapolis, MN 55416

E. Fay Bredesen Income Trust dated                             158,237 Shares                 9%
  June 29, 1990...........................................
Wendall J. Davidson, Trustee
11931 54th Avenue So.
Minneapolis, MN 55442

E. Fay Bredesen 1996 Annuity Trust U/A dated                   141,857 Shares                 8%
  December 20, 1996.......................................
E. Fay Bredesen and
  E. Burke Hinds, Trustees
100 So. Fifth Street, Suite 1100
Minneapolis, MN 55402

E. Burke Hinds............................................     320,057 Shares(2)             18%
100 So. Fifth Street, Suite 1100
Minneapolis, MN 55402

John Mutschler............................................       7,667 Shares(3)           *
7130 Northland Circle North
Brooklyn Park, MN 55428

Kenneth E. Overstreet.....................................      46,810 Shares(4)              3%
7130 Northland Circle North
Brooklyn Park, MN 55428

J.S. Braun................................................       9,333 Shares(5)           *
8000 Townline Avenue So.
Minneapolis, MN 55439

NAME AND ADDRESS                                              AMOUNT AND NATURE OF    PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP       CLASS
----------------------------------------------------------  ------------------------  -----------
Roy W. Terwilliger........................................       2,666 Shares(6)           *
P. O. Box 444005
Eden Prairie, MN 55344

Dr. Lester A. Wanninger...................................           0 Shares
395 Hubert H. Humphrey Building
271 19th Avenue South
Minneapolis, MN 55455

All executive officers (4)
  and directors as a group
  (8 individuals).........................................     198,191 Shares(1,3-7)         11%

------------------------

 *  Represents less than 1%

(1) Includes 17,167 shares issuable upon exercise of currently exercisable options.

(2) Represents 143,200 shares beneficially owned by the Roger T. Bredesen Income Trust A dated June 29, 1990, 141,857 shares beneficially owned by the E. Fay Bredesen 1996 Aunnuity Trust U/A dated December 20, 1996 and 35,000 shares beneficially owned by the Roger T. Bredesen 1996 Annuity Trust U/A dated December 20, 1996, as to all of which trusts Mr. Hinds serves as trustee.

(3) Includes 6,667 shares issuable upon exercise of currently exercisable options.

(4) Includes 44,666 shares issuable upon exercise of currently exercisable options.

(5) Includes 6,667 shares issuable upon exercise of currently exercisable options.

(6) Includes 2,666 shares issuable under currently exercisable options.

(7) Includes 8,400 shares issuable to two officers upon exercise of currently exercisable options.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors currently consists of six persons. Each Director will be elected to serve until the Annual Meeting of Shareholders to be held in 1998 or until a successor is elected and qualified. Vacancies and newly-created directorships resulting from an increase of the number of Directors may be filled by a majority of the Directors then in office and the Directors so chosen will hold office until the next election.

    The Board of Directors has nominated for election Roger T. Bredesen, John G. Mutschler, J.S. Braun, Kenneth E. Overstreet, Roy W. Terwilliger and Dr. Lester
A. Wanninger. It is intended that proxies accompanying this Proxy Statement will be voted at the 1997 Annual Meeting FOR the election to the Board of all of these individuals. The Board of Directors believes that each nominee will be able to serve, but should any nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    The Board recommends a vote FOR the election of the nominees for director.

    The following information is furnished with respect to each nominee as of January 31, 1997:

                                                       PRINCIPAL OCCUPATION AND BUSINESS                   DIRECTOR
NAME AND AGE                                            EXPERIENCE FOR THE PAST 5 YEARS                      SINCE
--------------------------------------  ----------------------------------------------------------------  -----------
Roger T. Bredesen, 70.................  Chairman of the Board and Chief Executive Officer of the Company        1964
                                        since its inception in 1962; President from 1962 until December
                                        1994

John G. Mutschler, 68.................  President of John G. Mutschler & Associates, Inc. (administers          1972
                                        qualified pension and profit-sharing plans) since 1958;
                                        President of J.G.M. Agency, Inc. (manages real estate) since
                                        1980; director of Al-Pana Aluminum Company, Inc. of Medina,
                                        Minnesota and Tel Tech, Inc. of Minneapolis, Minnesota, both of which are reporting companies under the Securities Exchange Act of 1934.

J.S. Braun, 64........................  Chief Executive Officer and Chairman of Braun Intertec                  1992
                                        Corporation, an engineering and environmental consulting firm with 22 offices across the north-western United States; director of Community Bank Group; and, Vice President of a joint venture firm in China, Yucai-Braun Intertec.

Kenneth E. Overstreet, 55.............  President of the Company since December 1994; Executive Vice            1993
                                        President from May 1989 to 1994. From 1985 to 1989, Mr.
                                        Overstreet was President of the Card Division of Data Card
                                        Corporation, a manufacturer of credit cards.

Roy W. Terwilliger, 59................  Minnesota State Senator in District 42; President of Community          1993
                                        Bank Group, Inc. of Eden Prairie, Minnesota since 1989. From
                                        July 1975 to 1989, Mr. Terwilliger was President of Suburban
                                        National Bank of Eden Prairie, Minnesota.

                                                       PRINCIPAL OCCUPATION AND BUSINESS                   DIRECTOR
NAME AND AGE                                            EXPERIENCE FOR THE PAST 5 YEARS                      SINCE
--------------------------------------  ----------------------------------------------------------------  -----------
Dr. Lester A. Wanninger, 59...........  Since 1989, Dr. Wanninger has been a faculty member and                 1996
                                        coordinator of extension classes in Information and Decision
                                        Sciences at the Carlson School of Management of the University
                                        of Minnesota; Dr. Wanninger has a Ph.D. in chemical engineering.

BOARD OF DIRECTORS AND COMMITTEES

    MEETINGS. During the fiscal year ended October 31, 1996 there were four meetings of the Board of Directors. All of the meetings were attended by every director, except one meeting which Mr. Terwilliger was unable to attend.

    BOARD COMMITTEES. The Board of Directors has established both an Audit Committee and a Compensation Committee.

    The Audit Committee acts as a liaison between the Company's outside auditing firm and Company management and, in connection therewith, may (i) recommend to the Board of Directors an annual selection or retention of the Company's outside auditing firm, (ii) communicate with the Company's outside auditing firm concerning matters of accounting and auditing policy which such firm may desire to discuss with other than Company management, and (iii) review and recommend to Company management improvements in the Company's accounting and auditing procedures. The members of the Audit Committee in fiscal 1996 consisted of Mr. Mutschler and Dr. Wanninger. The Audit Committee held one meeting during the 1996 fiscal year.

    The Compensation Committee makes recommendations to the Board of Directors respecting the sufficiency and adequacy of the Company's compensation programs for management and other key employees, including (i) salary and bonus programs,
(ii) incentive and other stock option programs (including the recommendation of persons who should receive options and the exercise price and other terms therefor), and (iii) other perquisites. The members of the Compensation Committee consist of Messrs. Braun, Mutschler and Mr. Terwilliger. One meeting was held in the fiscal year ended October 31, 1996 which Mr. Terwilliger was unable to attend.

    REMUNERATION OF DIRECTORS. Directors receive annual directors' fees of $2,500 plus $600 per meeting attended. In addition, directors of the Company receive options for serving on the Board as follows:

                                                           NUMBER OF   PURCHASE PRICE      DATE
DIRECTOR                                                    SHARES        PER SHARE       GRANTED
--------------------------------------------------------  -----------  ---------------  -----------
Roger T. Bredesen.......................................       6,667      $    4.88           1988(1)
John Mutschler..........................................       6,667      $    4.88           1988(1)
J. S. Braun.............................................       6,667      $    5.63           1992(1)
Kenneth E. Overstreet...................................       6,667      $    6.00           1993(1)
Roy Terwilliger.........................................       6,667      $    7.25           1995(2)
Dr. Lester A. Wanninger.................................       6,667      $    7.00           1996(2)

------------------------

(1) These options were granted by resolution of the Board of Directors. The option exercise prices (Purchase Price Per Share) were determined by the bid price listed in the STAR TRIBUNE newspaper of the Twin Cities on the date of grant (as adjusted for stock splits). Such options may be exercised at the rate of 1,333 shares for each year of continuous service on the Board of Directors. Board members who have served on the Board in excess of five (5) years are able to exercise options for all 6,667 shares. The right to exercise such options shall expire ten (10) years from the date of grant.

(2) These options were granted pursuant to the Company's Outside Directors Stock Option Plan (the "Directors Plan") which provides formula grants of stock options to outside (non-employee) directors ("Outside Directors"). Pursuant to the Directors Plan, each Outside Director elected to the Board during or after 1993 will receive an Option to purchase 6,667 shares of Common Stock at a purchase price equal to the closing price of the Common Stock on the date of grant. Options granted under the Directors Plan vest and become exercisable over a five year period at the rate of 20% per year commencing one year from the date of grant, and expire at the earlier of (i) 10 years from the date of grant, or (ii) one year after the Outside Director ceases to be a member of the Board.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table summarizes the cash and non-cash compensation paid to or earned by the Company's Chief Executive Officer and its one other executive officer during the past three fiscal years whose annual salary and bonus exceeded $100,000 during the Company's fiscal year ended October 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION          LONG-TERM
                                           FISCAL YEAR                               COMPENSATION          ALL OTHER
                                          ENDED OCTOBER  ----------------------  ---------------------   COMPENSATION
NAME AND PRINCIPAL POSITION                    31,       SALARY($)   BONUS($)    AWARDS OF OPTIONS(#)       ($)(1)
----------------------------------------  -------------  ---------  -----------  ---------------------  ---------------
Roger T. Bredesen,......................         1996      180,726      25,000               -0-               5,008
Chairman of the Board                            1995      175,656      40,000               -0-              50,876
                                                 1994      172,899      50,000               -0-              46,666

Kenneth E. Overstreet,..................         1996      122,894      28,198               -0-              19,897
President and Director                           1995      122,167      30,753            20,000              15,515
                                                 1994      117,572      30,464             6,667               9,270

------------------------

(1) Consists of contributions under the Company's Profit Sharing Plan and Trust ($5,008 to both Mr. Bredesen and to Mr. Overstreet in fiscal year 1996) and the value of deferred compensation benefits under the Company's Deferred Compensation Plan of $14,889 for Mr. Overstreet in fiscal year 1996.

STOCK OPTIONS

    No options were granted to any of the executive officers named in the Summary Compensation Table during the fiscal year ended October 31, 1996. The following table summarizes the value of the unexercised options held by the executive officers named in the Summary Compensation table as of October 31, 1996:

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                          SHARES                       OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS AT
                                        ACQUIRED ON       VALUE             YEAR-END               FISCAL YEAR-END
NAME                                     EXERCISE       REALIZED    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(1)
------------------------------------  ---------------  -----------  ------------------------  --------------------------
Roger T. Bredesen...................           N/A            N/A          17,167/4,500(2)       $      40,651/$7,650
Kenneth Overstreet..................           N/A            N/A         44,666/28,668(3)       $    162,064/$44,938

------------------------

(1) Value of unexercised options is calculated by determining the difference between the fair market value of the shares underlying the options at October 31, 1996 and the exercise price of the options.

(2) Consists of options to purchase 15,000 shares under the Company's 1994 Employees' Incentive Stock Option Plan (the "1994 Plan") and 6,667 shares for serving on the Board of Directors.

(3) Consists of options to purchase 6,667 shares for serving on the Board of Directors, 40,000 shares under the 1994 Plan and 26,667 shares pursuant to a grant made by the Company in August 1990.

EMPLOYMENT AGREEMENTS

    The Company entered into an employment agreement with Roger T. Bredesen, its Chief Executive Officer, effective December 17, 1986, to serve in such capacity until terminated by one of the parties upon 90 days notice. Mr. Bredesen's annual base salary under the employment agreement is adjusted annually by the Compensation Committee of the Board of Directors (in 1996, Mr. Bredesen's base salary was $180,726). The employment agreement also establishes an aggregate of $500,000 to be paid over the course of 10 years following Mr. Bredesen's termination of employment with the Company at the rate of $50,000 per year (which amount is subject to adjustment annually based on changes in the Consumer Price Index). In October 1996, the Board of Directors amended this plan to allow Mr. Bredesen to begin receiving these payments in November 1996.

    The Company entered into an employment agreement with Kenneth E. Overstreet, its President, effective May 10, 1989, to serve originally as its Executive Vice President until terminated by one of the parties. Mr. Overstreet's annual base salary under the employment agreement is Adjusted annually by the Compensation Committee of the Board of Directors (in 1996, Mr. Overstreet's base salary was $122,894). The employment agreement also granted to Mr. Overstreet an option to purchase 26,667 shares of the Company's Common Stock at a purchase price of $4.50 per share. Mr. Overstreet has agreed not to compete with the Company for a period of two years after the termination of his employment.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    To the knowledge of the Company, based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended October 31, 1996, pursuant to Rule 16(a)-3(e) of the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Forms 5 and amendments thereto furnished to the Company with respect to its fiscal year ended October 31, 1996, each of Messrs. Mutschler, Bredesen and Overstreet failed to file, on a timely basis, one Form 4 filing for the Company's 1996 fiscal year and each of Messrs. Terwilliger, Braun and Overstreet failed to timely amend a Form 5 filing for the Company's 1996 fiscal year.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon the recommendation of its Audit Committee, has selected Coopers & Lybrand L.L.P. as independent accountants to examine the accounts of the Company for the fiscal year ending October 31, 1997, and to perform other accounting services. Coopers & Lybrand L.L.P. has acted as independent accountants of the Company since 1984. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the 1997 Annual Meeting.

    The Board recommends a vote FOR ratification of the appointment of Coopers & Lybrand L.L.P.

                             SHAREHOLDER PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Northstar Computer Forms, Inc. 1997 Annual Meeting of

Shareholders is expected to be held on or about April 2, 1998, and proxy materials in connection with that meeting are expected to be mailed on or about February 11, 1998. Shareholders proposals prepared in accordance with the proxy rules must be received by the Company on or before December 1, 1997.

                                OTHER PROPOSALS

    The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Roger T. Bredesen, CHAIRMAN

                        NORTHSTAR COMPUTERS FORMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 3, 1997
                                     PROXY

    The undersigned shareholder of Northstar Computers Forms, Inc. (the "Company") hereby constitutes and appoints either Roger T. Bredesen or Kenneth
E. Overstreet, or both of them, his or her proxy, with full power of substitution, to attend the Annual Shareholders Meeting of the shareholders of the Company to be held on April 3, 1997, at 3:30 p.m., Central Time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402, or at any and all adjournments thereof, and there to act for and to vote all stock of the undersigned, in the manner specified below, upon the following matters:

1. Election of six directors to serve until the next Annual Shareholders Meeting or until their successors are elected:

    Roger T. Bredesen, John G. Mutschler, J.S. Braun, Kenneth E. Overstreet,
                   Roy W. Terwilliger and Lester A. Wanninger

/ /    FOR all nominees listed above        / /    WITHHOLD AUTHORITY to vote for all
       (except as indicated to the                 nominees listed above
       contrary below)

    (INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Selection of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending October 31, 1997.

                        / / FOR        / / AGAINST        / / ABSTAIN

3. In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

    PLEASE FILL IN, SIGN, AND DATE ON REVERSE SIDE AND MAIL IN THE ENCLOSED
                                   ENVELOPE.

    THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2 AND GRANT DISCRETIONARY AUTHORITY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE COMPANY'S NOTICE OF ANNUAL SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1997 AND PROXY STATEMENT.

Dated: --------------------------------------------, 1997

----------------------------------------------------------

----------------------------------------------------------

IMPORTANT: Signature(s) should correspond with the name appearing on the books of the Company. When signing in a fiduciary or representative capacity, give full title as such. When more than one owner, each should sign.